                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 19, 2003

                            Structured Products Corp.

             (Exact name of registrant as specified in its charter)

Delaware                             001-13668            13-3692801
--------                             ---------            ----------
(State or other jurisdiction of     (Commission File     (IRS Employer
incorporation or organization)       Number)              Identification Number)

388 Greenwich Street, New York, New York                                   10013
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number including area code (212) 816-7496
                                                  --------------

Item 1.           Changes in Control of Registrant.

                  NOT APPLICABLE.
Item 2.           Acquisition or Disposition of Assets.

                  NOT APPLICABLE.
Item 3.           Bankruptcy or Receivership.

                  NOT APPLICABLE.
Item 4.           Changes in Registrant's Certifying Accountant.

                  NOT APPLICABLE.
Item 5.           Other Events.

                  DOCUMENTS INCORPORATED BY REFERENCE.
                  The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2002 and December 31, 2001, and for each of the years in the three-year period ended December 31, 2002, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 28, 2003, Commission File Number 1-10777), as amended by Amendment no. 1 on Form 10K/A of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on November 19,
                  2003), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2003 and for the periods ending March 31, 2003 and March 31, 2002 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2003 (which was filed with the Securities and Exchange Commission on May 15, 2003), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of June 30, 2003 and for the periods ending June 30, 2003 and June 30, 2002, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 2003 (which was filed with the Securities and Exchange Commission on August 14, 2003), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of September 30, 2003 and for the periods ending September 30, 2003 and September 30, 2002 including in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended September 30, 2003 (which was filed with the Securities and Exchange Commission on November 14,
                  2003) and Current Reports on Form 8-K filed with the Securities and Exchange Commission on January 24, 2003, February 28, 2003, March 4, 2003, March 20, 2003, March 26,
                  2003, March 31, 2003, April 21, 2003, July 18, 2003 and
                  October 17, 2003, as such Current Reports related to Ambac Assurance, are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-89080) of the Registrant; and (iii) the Prospectus Supplement and Prospectus relating to TIERS(R) Principal-Protected Minimum Return Asset Backed Certificates Trust Series Russell 2004-1, and shall be deemed to be part hereof and thereof.

Item 6.           Resignations of Registrant's Directors.

                  NOT APPLICABLE.
Item 7.           Financial Statements, Pro-Forma Financial Information and
                  Exhibits.

                  (a)  NOT APPLICABLE.

                  (b)  NOT APPLICABLE.

                  (c)  Exhibits.
Item 601(a) of Regulation S-K Exhibit No. (EX-23)   Description
                              ----------            -----------

                                                    Consent  of  KPMG  LLP,
                                                    independent  auditors of
                                                    Ambac  Assurance
                                                    Corporation and subsidiaries

                                   SIGNATURES



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated December 23, 2003
                                                  STRUCTURED PRODUCTS CORP.


                                                  By:   /s/ John W. Dickey
                                                        ------------------------
                                                        Authorized Signatory

EXHIBIT INDEX


------------------------ --------------------------------- ---------------------
Exhibit No.              Description                             Paper  (P)  or
                                                                 Electronic (E)

------------------------ --------------------------------- ---------------------
(EX-23)                  Consent of KPMG LLP, independent        E
                         auditors of Ambac Assurance
                         Corporation and subsidiaries
------------------------ --------------------------------- ---------------------